UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brandywine Realty Trust was held on May 18, 2022. At the Annual Meeting, the Company’s shareholders voted on: (1) the election of seven trustees, each to serve for a term expiring at the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2022; and (3) a non-binding, advisory vote regarding the compensation of our named executive officers. The voting results on these proposals were as follows:
PROPOSAL 1. Election of Trustees to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reginald DesRoches	149,993,357	3,776,054	1,239,299	4,078,747
James C. Diggs	150,942,207	2,826,350	1,240,153	4,078,747
H. Richard Haverstick, Jr.	147,879,965	5,888,634	1,240,111	4,078,747
Terri Herubin	145,850,636	7,923,313	1,234,761	4,078,747
Michael J. Joyce	146,746,946	8,210,774	50,990	4,078,747
Charles P. Pizzi	128,680,656	25,089,424	1,238,630	4,078,747
Gerard H. Sweeney	153,446,564	1,508,111	54,035	4,078,747
PROPOSAL 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for calendar year 2022.

Votes For	Votes Against	Abstentions
157,169,624	1,870,103	47,730

PROPOSAL 3. Advisory, non-binding vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,841,380	6,087,746	79,584	4,078,747

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: May 19, 2022